Exhibit 10.2

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

ECOARK HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

No. ________   Issue Date: __________, 2016

THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, and ECOARK HOLDINGS, INC., a Nevada corporation (the “Company”), promises and agrees to sell and issue to the Holder, at any time, or from time to time, during the Exercise Period, up to ___________ shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, at the Exercise Price, subject to the provisions and limitations and upon the terms and conditions hereinafter set forth. This Warrant is issued by the Company pursuant to that certain Subscription Agreement dated as of _______, 2016 (the “Subscription Agreement”).

1. Definitions of Certain Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Exchange Agreement. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

(a) “Business Day” means a day on which banks are open for business in the city of New York.

(b) “Commission” means the U.S. Securities and Exchange Commission.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(d) “Exercise Price” means the price at which the Holder may purchase one share of Common Stock upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $5.00 per share, subject to adjustment as provided herein.

(e) “Expiration Date” means December 31, 2018.

(f) “Holder” means a record holder of the Warrant.

(g) “Securities Act” means the Securities Act of 1933, as amended.

(h) “Warrant” means this Common Stock purchase warrant and any warrant or warrants hereafter issued as a consequence of the exercise or transfer of this warrant in whole or in part.

2. Exercise of Warrant.

(a) Manner of Exercise.

(i) This Warrant may be exercised, in whole or in part, at any time or from time to time, during the period from the Issue Date until 5:30 p.m., New York time, on the Expiration Date (the “Exercise Period”), for ________ fully paid and non-assessable shares of Common Stock (the “Warrant Shares”), for an exercise price per share equal to the Exercise Price, by delivery to the Company at its headquarters, or at such other place as is designated in writing by the Company, of:

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(1) a duly executed Notice of Exercise, substantially in the form of Attachment I attached hereto and incorporated by reference herein;

(2) this Warrant; and

(3) payment of an amount in cash equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, with such payment being in the form of a wire transfer of immediately available U.S. funds to an account designated in writing by the Company.

The date on which the Company receives the Notice of Exercise, this Warrant, and the Exercise Price payable with respect to the Warrant Shares being purchased shall be deemed to be the date of exercise (the “Date of Exercise”).

(b) Company Warrant Call. Commencing on Issue Date, the Company shall have the right, subject to satisfaction of the conditions in this Section 2(b), to cause the exercise of this Warrant (“Mandatory Exercise”). If the Company elects to require the Mandatory Exercise of this Warrant, the Company shall deliver prior written notice to the Holder at least ten (10) business days (“Mandatory Exercise Notice”) prior to the effective date (“Mandatory Exercise Effective Date”) of such Mandatory Exercise. In order to effectuate a Mandatory Exercise, the closing price, for the sixty (60) consecutive Trading Days prior to the date of the Mandatory Exercise Notice, shall be equal to or in excess of $7.50 (as adjusted for stock splits, stock combinations and the like occurring from and after the Issue Date). If the Company elects to require the Mandatory Exercise of this Warrant, then the Holder must exercise all, but not less than all, of this Warrant for all of the then-remaining Warrant Shares for cash as further set forth herein. In the event that the holder does not exercise the Warrant, the holder shall forfeit any rights under the Warrant, including the right to exercise the Warrant to the extent not previously exercised and the Warrant shall be treated as canceled for all purposes.

(c) Delivery of Certificates. Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system and such Warrant Shares are eligible for delivery in such a manner, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three Business Days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (the “Delivery Period”). This Warrant shall be deemed to have been exercised on the date on which this Warrant is surrendered and payment of the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date on which all of the criteria described in the immediately preceding sentence have occurred, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. If fewer than all of the Warrant Shares purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Holder a new Warrant (dated as of the Issue Date), in the same form and tenor as this Warrant, evidencing that portion of the Warrant not exercised.

(d) No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 2(d), be issuable upon exercise of the rights represented by this Warrant, the Company shall round a fractional share to be delivered to Holder up to the next whole share.

3. Adjustments in Certain Events. The number, class, and price of Warrant Shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a) Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 3(a).

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(b) Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c) If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution.

4. No Rights as a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

5. Restrictions on Transfer; Legends.

(a) Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder contained in herein, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and exempt from state registration or qualification under applicable state laws. The Holder acknowledges that he has been advised by the Company that this Warrant and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b) Representations of Holder. The Holder represents and warrants that he has acquired this Warrant and will acquire the Warrant Shares for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Securities Act.

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(c) Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Securities Act, or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of the certificates for such securities in accordance with the applicable provisions of the Exchange Agreement).

(d) Disposition of Warrant or Warrant Shares. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than three (3) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(e) Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the Warrant Shares is effective under the Securities Act and such legend removal is permitted under applicable securities laws (including compliance with the prospectus delivery requirements of the Securities Act), or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than three (3) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

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(f) Notwithstanding anything else herein, the Holder agrees that provided that the Company enters into the Definitive Agreement and consummates the initial closing as contemplated by such Definitive Agreement, then prior to the date that is the three (3) year anniversary date of the initial closing under such Definitive Agreement, the Holder shall not, to its knowledge, transfer all or any portion of this Warrant or any of the Warrant Shares to any other person or entity, which person or entity is either (i) the beneficial holder of more than 4.99% of the Common Stock of the Company or (ii) would become, by reason of such transfer, the beneficial holder of more than 4.99% of the Common Stock of the Company.

6. Notices; Adjustments. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) two (2) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder, as applicable, at the respective addresses set forth on the signature page to the Exchange Agreement or at such other address(es) as they may designate, respectively, by ten (10) days advance written notice to the other party hereto.

7. Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder.

8. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arkansas, without regard to conflict of law principles, and notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state.

9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to it, and, if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, having terms and conditions identical to this Warrant, in lieu hereof.

10. Modification and Waiver of Warrants. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Successors. This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

12. Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

13. Saturdays, Sundays, Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

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14. Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Warrant.

15. Execution and Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Warrant, and no party shall be required to produce an original or all of such counterparts in making such proof.

16. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

ECOARK HOLDINGS, INC.

By:
Name:
Title:

Address for Notice:

3333 Pinnacle Hills Parkway I Suite 220
Rogers, AR 72758

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ATTACHMENT I

NOTICE OF EXERCISE

TO:	ECOARK HOLDINGS, INC.

Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Warrant issued by ECOARK HOLDINGS, INC. as of             , 2016, and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

	Tenders herewith payment of the Exercise Price in the form of cash, via wire transfer of immediately available funds, in the amount of $ for shares of Common Stock.

	If this box is checked, as long as the Company’s transfer agent participates in the DTC Fast Automated Securities Transfer program (“FAST”), and except as otherwise provided in the next following sentence, the Company shall effect delivery of the shares of Common Stock to the Holder by crediting to the account of the Holder or its nominee at DTC (as specified in this Exercise Notice) with the number of shares of Common Stock required to be delivered. In the event that the Company’s transfer agent is not a participant in FAST, or if the shares of Common Stock are not otherwise eligible for delivery through FAST, the Company shall effect delivery of the shares of Common Stock by delivering to Holder or its nominee physical certificates representing such shares.

Information for Delivery of uncertificated Shares by DWAC:

Account Number:
Account Name:
DTC Number:

      If this box is checked, the Holder requests delivery of physical certificates representing the Warrant Shares and requests that such certificates be delivered to the following address:

Name:

Address:

Tax I.D. No. or Social Security No.:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:

Address:

Tax I.D. No. or Social Security No.:

HOLDER:

Name:
Title:
Date:

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ATTACHMENT II

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:

Address:

Tax ID No.:

and does hereby irrevocably constitute and appoint                                          , Attorney, to transfer the within Warrant Certificate on the books of Ecoark Holdings, Inc., with full power of substitution.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Signature)

STATE OF	)
COUNTY OF	)

On this      day of                     , before me personally came                     , to me known, who being by me duly sworn, did depose and say that he resides at                                      , that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public

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